Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property and equipment, net
Schedule of Property and Equipment

	As of December 31,
	2022	2023
	RMB	RMB	US$
Computer equipment and servers	163,366	5,491	773
Office furniture and equipment	5,008	4,242	597
Leasehold improvements	4,313	4,211	593
Construction-in progress	85	85	13
Less: Accumulated depreciation and impairment	(157,825)	(12,596)	(1,774)
Total property and equipment, net	14,947	1,433	202